UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 2, 2010
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amended and Restated Senior Management Agreement for James K. Rojas
     On March 2, 2010, Huron Consulting Group Inc. (the “Company”) entered into an Amended and Restated Senior Management Agreement, effective as of October 1, 2009, with James K. Rojas, Vice President, Chief Financial Officer and Treasurer of the Company (the “Rojas Agreement”). As described in more detail below, the Rojas Agreement reflects certain changes commensurate with Mr. Rojas’s appointment as Chief Financial Officer of the Company and, among other changes, (i) provides for pro rata vesting of outstanding equity awards granted prior to 2010 upon Mr. Rojas’s termination without Cause (as defined in the Rojas Agreement) or resignation for Good Reason (as defined in the Rojas Agreement and summarized below) and (ii) increases the amount that Mr. Rojas is entitled to be paid upon his termination without Cause following a Change of Control (as defined in the Rojas Agreement) or resignation for CoC Good Reason (as defined in the Rojas Agreement and summarized below). The Rojas Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Mr. Rojas. Set forth below is a brief description of the material terms of the Rojas Agreement.
     Term of the Rojas Agreement: The Rojas Agreement covers a term beginning on October 1, 2009, and continuing for one year from that date. Following the expiration of that initial one-year term, the Rojas Agreement will be automatically renewed every 12 months, unless Mr. Rojas or the Company provides 60 days notice to the other that such automatic renewal shall cease. The Rojas Agreement may be earlier terminated by Mr. Rojas or the Company pursuant to its terms.
     Base Salary: The Rojas Agreement entitles Mr. Rojas to an annual base salary. The amount of such base salary is not specified in the Rojas Agreement. The Chief Executive Officer of the Company will review Mr. Rojas’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Rojas’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
     Annual Bonus: Each calendar year Mr. Rojas will be eligible for an annual bonus in an amount determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) based on the Company’s and Mr. Rojas’s performance and the Company’s compensation policies.
     Equity Awards: Mr. Rojas will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Rojas’s performance and the Company’s compensation policies.
     Other Benefits: Mr. Rojas will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
     Post-Termination Payments: If Mr. Rojas’s employment is terminated by the Company without Cause or he resigns for Good Reason, in either case, Mr. Rojas will be entitled to: (i) severance pay in an amount equal to six months base salary (“Severance Pay”), (ii) pro rata vesting of any outstanding equity awards granted to Mr. Rojas prior to 2010 and (iii) continuation of medical benefits for six months upon the same terms as exist from time to time for active similarly-situated executives of the Company. The receipt of such benefits is conditioned upon Mr. Rojas’s compliance with the covenants, representations, warranties and agreements contained in the Rojas Agreement, as well as the execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “Good Reason” is defined in the Rojas Agreement to mean a resignation, not in connection with a Change of Control, following a change in Mr. Rojas’s primary location of employment to a location that is more than 75 miles from Chicago, Illinois.
     Change of Control: If (i) Mr. Rojas’s employment is terminated by the Company without Cause or if he resigns for a CoC Good Reason, in either case, within two years following a Change of Control or (ii) Mr. Rojas reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of

Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within 12 months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Rojas will be entitled to: (a) cash equal to the target amount of his annual bonus (the “Target Bonus”) for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation, (b) cash equal to two times the sum of his annual base salary and Target Bonus, if any, for the year of termination or resignation and (c) continuation of medical benefits for two years following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Rojas will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Rojas would have paid for medical coverage during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date. All of Mr. Rojas’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Mr. Rojas’s compliance with the covenants, warranties, representations and agreements set forth in the Rojas Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “CoC Good Reason” is defined in the Rojas Agreement to mean certain adverse changes in anticipation of, or within two years following, a Change of Control including: (a) any material breach of the Rojas Agreement by the Company, (b) any material adverse change in Mr. Rojas’s status, responsibilities or position with the Company, (c) any material reduction in his base salary or Target Bonus, other than in connection with an across-the-board reduction in base salaries applicable in like proportions to all similarly-situated executives of the Company and any direct or indirect parent of the Company, (d) assignment of duties to Mr. Rojas that are materially inconsistent with his position and the responsibilities described in the Rojas Agreement or (e) requiring Mr. Rojas to be principally based at any location that is more than 75 miles from Chicago, Illinois.
     The Rojas Agreement further provides that if any amount, right or benefit paid or payable to Mr. Rojas under the Rojas Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Rojas under the Rojas Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
     The foregoing description of the terms of the Rojas Agreement does not purport to be a complete description of the Rojas Agreement and is qualified in its entirety by reference to the text of the Rojas Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 5.02.
Amended and Restated Senior Management Agreement for David M. Shade
     On March 2, 2010, the Company entered into an Amended and Restated Senior Management Agreement, effective as of January 1, 2010, with David M. Shade, President and Chief Operating Officer of the Company (the “Shade Agreement”). As described in more detail below, the Shade Agreement reflects certain changes commensurate with Mr. Shade’s appointment as President and Chief Operating Officer of the Company and, among other changes, (i) renders Mr. Shade eligible for an annual bonus, (ii) provides for pro rata vesting of outstanding equity awards granted prior to 2010 upon Mr. Shade’s termination without Cause (as defined in the Shade Agreement) or resignation for Good Reason (as defined in the Shade Agreement and summarized below) and (iii) entitles Mr. Shade to receive enhanced payments and benefits upon his termination without Cause following a Change of Control (as defined in the Shade Agreement) or resignation for CoC Good Reason (as defined in the Shade Agreement and summarized below). The Shade Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Mr. Shade. Set forth below is a brief description of the material terms of the Shade Agreement.
     Term of the Shade Agreement: The Shade Agreement covers a term beginning on January 1, 2010, and continuing for one year from that date. Following the expiration of that initial one-year term, the Shade Agreement will be automatically renewed every 12 months, unless Mr. Shade or the Company provides 60 days notice to the other that such automatic renewal shall cease. The Shade Agreement may be earlier terminated by Mr. Shade or the Company pursuant to its terms.
     Base Salary: The Shade Agreement provides for an annual base salary of $750,000. The Chief Executive Officer of the Company will review Mr. Shade’s compensation annually, based on his performance and the Company’s other compensation policies. Mr. Shade’s base salary may not be reduced without his consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company or if Mr. Shade is no longer the President and Chief Operating Officer.
     Annual Bonus: Each calendar year Mr. Shade will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Mr. Shade’s performance and the Company’s compensation policies. During the initial one-year term of the Shade Agreement, which begins on January 1, 2010, Mr. Shade’s target annual bonus (“Target Bonus”) will be $150,000.
     Equity Awards: Mr. Shade will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Mr. Shade’s performance and the Company’s compensation policies.
     Other Benefits: Mr. Shade will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
     Post-Termination Payments: If Mr. Shade’s employment is terminated by the Company without Cause or he resigns for Good Reason, in either case, Mr. Shade will be entitled to: (i) severance pay in an amount equal to six months base salary (“Severance Pay”), (ii) pro rata vesting of any outstanding equity awards granted to Mr. Shade prior to 2010 and (iii) continuation of medical benefits for six months upon the same terms as exist from time to time for active similarly-situated executives of the Company. The receipt of such benefits is conditioned upon Mr. Shade’s compliance with the covenants, representations, warranties and agreements contained in the Shade Agreement, as well as the execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “Good Reason” is defined in the Shade Agreement to mean a resignation, not in connection with a Change of Control, following: (a) a change in Mr. Shade’s primary location of employment to a location that is more than 50 miles from Chicago, Illinois, (b) a breach of the Stock Purchase Agreement between Wellspring Partners LTD, its shareholders and Huron Holdings LLC dated as of December 29, 2006, (c) failure by the Company to comply with the material terms of the Shade Agreement or (d) the material reduction of Mr. Shade’s base salary or benefits coverage.
     Change of Control: If (i) Mr. Shade’s employment is terminated by the Company without Cause or if he resigns for a CoC Good Reason, in either case, within two years following a Change of Control or (ii) Mr. Shade reasonably demonstrates that his termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within 12 months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Mr. Shade will be entitled to: (a) cash equal to his Target Bonus, if any, for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation, (b) cash equal to two times the sum of his annual base salary and Target Bonus for the year of termination or resignation and (c) continuation of medical benefits for two years following the date of such termination or resignation upon the same terms as exist for him immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Mr. Shade will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by him for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Mr. Shade would have paid for medical coverage during such period had his coverage been continued during such period upon the same terms as existed for him immediately prior to the termination or resignation date. All of Mr. Shade’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying

Termination. The receipt of the benefits described in this paragraph is conditioned on Mr. Shade’s compliance with the covenants, warranties, representations and agreements set forth in the Shade Agreement, as well as his execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “CoC Good Reason” is defined in the Shade Agreement to mean certain adverse changes in anticipation of, or within two years following, a Change of Control including: (a) any material breach of the Shade Agreement by the Company, (b) any material adverse change in Mr. Shade’s status, responsibilities or position with the Company, (c) any material reduction in his base salary or Target Bonus, other than in connection with an across-the-board reduction in base salaries applicable in like proportions to all similarly-situated executives of the Company and any direct or indirect parent of the Company, (d) assignment of duties to Mr. Shade that are materially inconsistent with his position and the responsibilities described in the Shade Agreement or (e) requiring Mr. Shade to be principally based at any location that is more than 75 miles from Chicago, Illinois.
     The Shade Agreement further provides that if any amount, right or benefit paid or payable to Mr. Shade under the Shade Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Mr. Shade under the Shade Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
     The foregoing description of the terms of the Shade Agreement does not purport to be a complete description of the Shade Agreement and is qualified in its entirety by reference to the text of the Shade Agreement, which is attached as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 5.02.
Amended and Restated Senior Management Agreement for Natalia Delgado
     On March 2, 2010, the Company entered into an Amended and Restated Senior Management Agreement, effective as of January 1, 2010, with Natalia Delgado, Vice President, General Counsel and Corporate Secretary of the Company (the “Delgado Agreement”). As described in more detail below, the Delgado Agreement reflects certain changes from Ms. Delgado’s previous Senior Management Agreement with the Company, including pro rata vesting of outstanding equity awards granted prior to 2010 upon Ms. Delgado’s termination without Cause (as defined in the Delgado Agreement) or resignation for Good Reason (as defined in the Delgado Agreement and summarized below). The Delgado Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Ms. Delgado. Set forth below is a brief description of the material terms of the Delgado Agreement.
     Term of the Delgado Agreement: The Delgado Agreement covers a term beginning on January 1, 2010, and continuing for one year from that date. Following the expiration of that initial one-year term, the Delgado Agreement will be automatically renewed every 12 months, unless Ms. Delgado or the Company provides 60 days notice to the other that such automatic renewal shall cease. The Delgado Agreement may be earlier terminated by Ms. Delgado or the Company pursuant to its terms.
     Base Salary: The Delgado Agreement entitles Ms. Delgado to an annual base salary. The amount of such base salary is not specified in the Delgado Agreement. The Chief Executive Officer of the Company will review Ms. Delgado’s compensation annually, based on her performance and the Company’s other compensation policies. Ms. Delgado’s base salary may not be reduced without her consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
     Annual Bonus: Each calendar year Ms. Delgado will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Ms. Delgado’s performance and the Company’s compensation policies.
     Equity Awards: Ms. Delgado will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Ms. Delgado’s performance and the Company’s compensation policies.

     Other Benefits: Ms. Delgado will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
     Post-Termination Payments: If Ms. Delgado’s employment is terminated by the Company without Cause or she resigns for Good Reason, in either case, Ms. Delgado will be entitled to: (i) severance pay in an amount equal to six months base salary (“Severance Pay”), (ii) pro rata vesting of any outstanding equity awards granted to Ms. Delgado prior to 2010 and (iii) continuation of medical benefits for six months upon the same terms as exist from time to time for active similarly-situated executives of the Company. The receipt of such benefits is conditioned upon Ms. Delgado’s compliance with the covenants, representations, warranties and agreements contained in the Delgado Agreement, as well as the execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “Good Reason” is defined in the Delgado Agreement to mean a resignation, not in connection with a Change of Control (as defined in the Delgado Agreement), following a change in Ms. Delgado’s primary location of employment to a location that is more than 75 miles from New York, New York.
     Change of Control: If (i) Ms. Delgado’s employment is terminated by the Company without Cause or if she resigns for a CoC Good Reason (as defined in the Delgado Agreement and summarized below), in either case, within two years following a Change of Control or (ii) Ms. Delgado reasonably demonstrates that her termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within 12 months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Ms. Delgado will be entitled to: (a) cash equal to the target amount of her annual bonus (the “Target Bonus”) for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation, (b) cash equal to the sum of her annual base salary and Target Bonus, if any, for the year of termination or resignation and (c) continuation of medical benefits for one year following the date of such termination or resignation upon the same terms as exist for her immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Ms. Delgado will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by her for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Ms. Delgado would have paid for medical coverage during such period had her coverage been continued during such period upon the same terms as existed for her immediately prior to the termination or resignation date. All of Ms. Delgado’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Ms. Delgado’s compliance with the covenants, warranties, representations and agreements set forth in the Delgado Agreement, as well as her execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “CoC Good Reason” is defined in the Delgado Agreement to mean certain adverse changes in anticipation of, or within two years following, a Change of Control including: (a) any material breach of the Delgado Agreement by the Company, (b) any material adverse change in Ms. Delgado’s status, responsibilities or position with the Company, (c) any material reduction in her base salary or Target Bonus, other than in connection with an across-the-board reduction in base salaries applicable in like proportions to all similarly-situated executives of the Company and any direct or indirect parent of the Company, (d) assignment of duties to Ms. Delgado that are materially inconsistent with her position and the responsibilities described in the Delgado Agreement or (e) requiring Ms. Delgado to be principally based at any location that is more than 75 miles from New York, New York.
     The Delgado Agreement further provides that if any amount, right or benefit paid or payable to Ms. Delgado under the Delgado Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Ms. Delgado under the Delgado Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.

     The foregoing description of the terms of the Delgado Agreement does not purport to be a complete description of the Delgado Agreement and is qualified in its entirety by reference to the text of the Delgado Agreement, which is attached as Exhibit 10.3 to this Form 8-K and is incorporated by reference into this Item 5.02.
Amended and Restated Senior Management Agreement for Mary M. Sawall
     On March 2, 2010, the Company entered into an Amended and Restated Senior Management Agreement, effective as of January 1, 2010, with Mary M. Sawall, Vice President, Human Resources of the Company (the “Sawall Agreement”). As described in more detail below, the Sawall Agreement reflects certain changes from Ms. Sawall’s previous Senior Management Agreement with the Company, including pro rata vesting of outstanding equity awards granted prior to 2010 upon Ms. Sawall’s termination without Cause (as defined in the Sawall Agreement) or resignation for Good Reason (as defined in the Sawall Agreement and summarized below). The Sawall Agreement supersedes and replaces the Senior Management Agreement previously entered into by the Company and Ms. Sawall. Set forth below is a brief description of the material terms of the Sawall Agreement.
     Term of the Sawall Agreement: The Sawall Agreement covers a term beginning on January 1, 2010, and continuing for one year from that date. Following the expiration of that initial one-year term, the Sawall Agreement will be automatically renewed every 12 months, unless Ms. Sawall or the Company provides 60 days notice to the other that such automatic renewal shall cease. The Sawall Agreement may be earlier terminated by Ms. Sawall or the Company pursuant to its terms.
     Base Salary: The Sawall Agreement entitles Ms. Sawall to an annual base salary. The amount of such base salary is not specified in the Sawall Agreement. The Chief Executive Officer of the Company will review Ms. Sawall’s compensation annually, based on her performance and the Company’s other compensation policies. Ms. Sawall’s base salary may not be reduced without her consent unless such reduction is part of a comparable overall reduction for members of senior management of the Company.
     Annual Bonus: Each calendar year Ms. Sawall will be eligible for an annual bonus in an amount determined by the Compensation Committee based on the Company’s and Ms. Sawall’s performance and the Company’s compensation policies.
     Equity Awards: Ms. Sawall will generally be eligible to participate in the Company’s equity plans, with the amount and terms of any equity awards being in the sole discretion of the Compensation Committee based on the Company’s and Ms. Sawall’s performance and the Company’s compensation policies.
     Other Benefits: Ms. Sawall will be eligible to participate in the Company’s various health and welfare benefit plans for its similarly-situated key management employees.
     Post-Termination Payments: If Ms. Sawall’s employment is terminated by the Company without Cause or she resigns for Good Reason, in either case, Ms. Sawall will be entitled to: (i) severance pay in an amount equal to six months base salary (“Severance Pay”), (ii) pro rata vesting of any outstanding equity awards granted to Ms. Sawall prior to 2010 and (iii) continuation of medical benefits for six months upon the same terms as exist from time to time for active similarly-situated executives of the Company. The receipt of such benefits is conditioned upon Ms. Sawall’s compliance with the covenants, representations, warranties and agreements contained in the Sawall Agreement, as well as the execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “Good Reason” is defined in the Sawall Agreement to mean a resignation, not in connection with a Change of Control (as defined in the Sawall Agreement), following a change in Ms. Sawall’s primary location of employment to a location that is more than 75 miles from Chicago, Illinois.
     Change of Control: If (i) Ms. Sawall’s employment is terminated by the Company without Cause or if she resigns for a CoC Good Reason (as defined in the Sawall Agreement and summarized below), in either case, within two years following a Change of Control or (ii) Ms. Sawall reasonably demonstrates that her termination by the Company (or an event which, had it occurred after a Change of Control, would have constituted a CoC Good Reason) prior to a Change of Control was attributable to, or intended to facilitate, a Change of Control or was at the request of a third party acting to effect a Change of Control, and a Change of Control actually occurs within 12 months of such termination or resignation (each of (i) and (ii), a “Qualifying Termination”), then Ms. Sawall will be entitled to: (a) cash equal to the target amount of her annual bonus (the “Target Bonus”) for the year of termination or resignation, prorated based on the number of days employed in the year of termination or resignation, (b) cash equal to the sum of her annual base salary and Target Bonus, if any, for the year of termination or resignation and (c) continuation of medical benefits for one year following the date of such termination or resignation upon the same terms as exist for her immediately prior to the termination or resignation date. In addition, in the case of a Qualifying Termination that occurs prior to a Change of Control, Ms. Sawall will be provided with a cash payment equal to the difference between (i) the amount of the premium paid by her for continuation of medical benefits under COBRA between the date of the Qualifying Termination and the date of the Change of Control and (ii) the amount of the premium that Ms. Sawall would have paid for medical coverage during such period had her coverage been continued during such period upon the same terms as existed for her immediately prior to the termination or resignation date. All of Ms. Sawall’s outstanding equity grants that were awarded at or prior to the time of the Change of Control will fully vest upon the occurrence of a Qualifying Termination. The receipt of the benefits described in this paragraph is conditioned on Ms. Sawall’s compliance with the covenants, warranties, representations and agreements set forth in the Sawall Agreement, as well as her execution and acceptance of the terms and conditions of a general release in the standard form used by the Company.
     “CoC Good Reason” is defined in the Sawall Agreement to mean certain adverse changes in anticipation of, or within two years following, a Change of Control including: (a) any material breach of the Sawall Agreement by the Company, (b) any material adverse change in Ms. Sawall’s status, responsibilities or position with the Company, (c) any material reduction in her base salary or Target Bonus, other than in connection with an across-the-board reduction in base salaries applicable in like proportions to all similarly-situated executives of the Company and any direct or indirect parent of the Company, (d) assignment of duties to Ms. Sawall that are materially inconsistent with her position and the responsibilities described in the Sawall Agreement or (e) requiring Ms. Sawall to be principally based at any location that is more than 75 miles from Chicago, Illinois.
     The Sawall Agreement further provides that if any amount, right or benefit paid or payable to Ms. Sawall under the Sawall Agreement or any other plan, program or arrangement would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the excise tax imposed by Section 4999 of the Code, then the amount of payments payable to Ms. Sawall under the Sawall Agreement will be reduced to the extent necessary so that no portion of such payments is subject to such excise tax.
     The foregoing description of the terms of the Sawall Agreement does not purport to be a complete description of the Sawall Agreement and is qualified in its entirety by reference to the text of the Sawall Agreement, which is attached as Exhibit 10.4 to this Form 8-K and is incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and James K. Rojas

10.2	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and David M. Shade

10.3	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and Natalia Delgado

10.4	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and Mary M. Sawall

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc. (Registrant)
Date: March 3, 2010	/s/ James K. Rojas
James K. Rojas
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and James K. Rojas

10.2	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and David M. Shade

10.3	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and Natalia Delgado

10.4	Amended and Restated Senior Management Agreement by and between Huron Consulting Group Inc. and Mary M. Sawall